                            MORGAN STANLEY
                      INDIA INVESTMENT FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                            Samuel T. Reeves
CHAIRMAN OF THE BOARD                      DIRECTOR
OF DIRECTORS
                                           Stefanie V. Chang
Michael F. Klein                           VICE PRESIDENT
PRESIDENT AND DIRECTOR
                                           Harold J. Schaaff, Jr.
John Chu                                   VICE PRESIDENT
DIRECTOR
                                           Joseph P. Stadler
Gerald la Hausse de Louviere               VICE PRESIDENT
DIRECTOR
                                           Valerie Y. Lewis
Gerard E. Jones                            SECRETARY
DIRECTOR
                                           Joanna M. Haigney
John A. Levin                              TREASURER
DIRECTOR
                                           Belinda A. Brady
Fergus Reid                                ASSISTANT TREASURER
DIRECTOR

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.




--------------------------------------------------------------------------------
                               MORGAN STANLEY
                              INDIA INVESTMENT
                                 FUND, INC.
--------------------------------------------------------------------------------



                                 ANNUAL REPORT
                               DECEMBER 31, 1997
                    MORGAN STANLEY ASSET MANAGEMENT INC.
                              INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the year ended December 31, 1997, the total return of the Morgan Stanley India Investment Fund, Inc. based on net asset value per share, was 0.23% compared to 6.43% for the U.S. dollar adjusted Bombay Stock Exchange (BSE) National Index (the "BSE National Index"). For the period since the Fund's commencement of operations on February 25, 1994 through December 31, 1997, the Fund's total return, based on net asset value per share, was -36.43% compared with -37.23% for the BSE National Index. On December 31, 1997, the closing price of the fund's shares on the New York Stock Exchange was $8 3/8, representing a 5.0% discount to the Fund's net asset value per share.

Calendar year 1997 began against the background of easing liquidity, strong agricultural growth and healthy consumer demand. A number of positive measures announced by the Reserve Bank of India to increase the money supply resulted in the decline of interest rates by as much as 500 basis points for prime borrowers. The easing of liquidity buoyed the markets and in January 1997, the market was up 25% from its lowest level and there was renewed optimism that the retail investors were returning to the market. The finance minister P. Chidambaram presented the Union Budget on February 28, 1997. The budget ushered in sweeping changes and tossed aside decades of socialist cobwebs. The cornerstone of the budget was tax rationalization. Large tax cuts were proposed on personal income, corporate income and dividends, potentially leaving India with the lowest tax rates in the developing world. The government anticipated that reduced tax rates would lead to a more than proportional increase in the tax base and act as an incentive for greater compliance, ultimately resulting in an increase in tax revenues.

Apart from tax cuts, the budget also reduced import tariffs, increased the limit of foreign ownership in Indian companies, introduced an amnesty scheme for surrendering "black money", and put in limits on the financing of the government by the Reserve Bank of India. The government achieved its revenue target for financial year ended March 1997 despite an economic slowdown and contained the fiscal deficit at 5% of GDP. The fact that a coalition government successfully presented one of the best budgets in the recent past clearly reiterated the political consensus on the liberalization process.

The euphoria created by the budget suffered a jolt on March 30 when the Congress Party decided to withdraw its support for the United Front coalition government. As is typical with Indian markets, all the bad news was discounted on a single trading day with the market tumbling 8% on March 31. On April 11, the government was finally voted out of power in the Indian Parliament. Subsequently, the Congress Party consented to renew support for a new United Front coalition government subject to a change in the leadership of the United Front government. The United Front coalition replaced Mr. Deve Gowda with Mr. I.K. Gujral who was the foreign minister in the outgoing United Front government. Mr. Gujral took charge as the new Prime Minister. The other cabinet members of the United Front coalition remained in the government.

The three months ended June 30, 1997 was probably one of the better quarters for the Indian markets in recent times. Foreign index funds were getting overweight in Indian securities due to India's relative economic stability compared to other Asian markets like Thailand, Malaysia and Indonesia. With local institutional players like Unit Trust of India increasing investment in stocks, a shortage of supply was observed. The market rally, which was focused on large-cap pivotal stocks, was driven more by fund flows than expectations of a dramatic change in the fundamentals. Due to declining interest rates, high-yield fixed income avenues were limited and equities re-emerged as an attractive option. The expansion in domestic liquidity driven by higher disposable incomes and strong rural incomes also translated into the broadening of the market rally with mid-cap stocks exhibiting revival signs. On June 30, the BSE National Index closed up at 1827 points, up 34% year-to-date.

The third quarter saw the Indian market move southwards largely in sympathy with the economic turmoil and stock market collapses in many south east Asian markets. Foreign inflows slowed down and most funds cut profitable Indian positions. Corporate results for the period ended September 30, 1997 were unexciting and the earnings growth estimates for March 1998 were downgraded to around 15%. Empirical recovery in certain industries like housing and automobiles did not bring great cheer to the market. On the economic front, the expected economic recovery seemed to be getting delayed, apparently due to the severe shock the Indian corporate system took in 1997, varying degrees of political uncertainty and lack of adequate government spending in infrastructure areas.

During the fourth quarter, two events took center stage: the political situation and the depreciation of the Indian rupee. On November 28, 1997, the Congress Party once again withdrew its support to the United Front and plunged the nation into a political crisis. Due to dim prospects of the emergence of another stable coalition government, the outgoing government recommended dissolution of the Indian Parliament and the holding of new elections. The political uncertainty and the spreading Asian contagion accelerated the depreciation of the Indian rupee against the U.S. dollar and the rupee depreciated by around 2% during the month of December. The benchmark Index ended the last quarter with a further decline of 6%.

OUTLOOK

The tentacles of the Asian contagion are extending and have contributed to great volatility in the world markets. The somewhat insulated Indian stock market could not entirely escape this contagion. The BSE National Index declined 13% over the second half of 1997 and the Indian rupee depreciated against the U.S. dollar.

India has been the least disfavored market in these turbulent times, for a number of reasons including the following:

From a macro standpoint, India does not suffer from the problems of over-indebtedness and foreign exchange reserve shortages, atypical of East Asian economies. The Indian corporate sector is under-leveraged with domestic credit/GDP being one of the lowest in the region. The Indian rupee, though volatile lately on the back of falling Asian currencies, has remained relatively stable falling only 10% against the U.S. dollar over the year. The link between interest rates and currency remains weak in India due to restrictions in capital flows and limited opportunities for interest rate arbitrage.

Political news in India continues to be disappointing, We have been at the nadir of the political cycle for some time now, and the markets have fully discounted every sort of political risk. The economic recovery we expected in the first quarter of calendar year 1998 has surely been delayed by one or two quarters, due to the dissolution of the Indian Parliament and holding of early elections in March, 1998. However, we believe that there is no structural impediment to economic recovery. India has been suffering from a state of political vacuum throughout 1997 and policy implementation has been often haphazard. We believe that the biggest factor influencing the market in the medium term will be the post-election political scenario. Current opinion polls hint at a hung parliament once again, with no single party securing an absolute majority. Our best bet is that even with another coalition government in place, there is still a strong likelihood of a more broad-based and stable government. The pace of economic reform process may vary depending on the composition of the newly elected government, but the broad thrust of the process is expected to continue.

We continue to take advantage of dips in the market, to switch into, what we believe will be, long-term out-performers. Despite political uncertainties and slower moving reforms, India is expected to be a safe-harbor and record one of the highest GDP growths in the Asia-Pacific region in the medium term.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Vinod Sethi

Vinod Sethi
PORTFOLIO MANAGER

January 1998

MORGAN STANLY INDIA INVESTMENT FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1997 (UNAUDITED)

------------------------------------------------------------------------------------
HISTORICAL
INFORMATION                                    TOTAL RETURN (%)
                    ----------------------------------------------------------------
                       MARKET VALUE (1)    NET ASSET VALUE (2)         INDEX (3)
                    --------------------  --------------------  --------------------
                                 AVERAGE               AVERAGE               AVERAGE
                    CUMULATIVE   ANNUAL   CUMULATIVE   ANNUAL   CUMULATIVE   ANNUAL
                    ----------   -------  ----------   -------  ----------   -------
One Year             -11.84%    -11.84%     0.23%       0.23%      6.43%       6.43%
Since Inception*     -39.70     -12.31     -36.43     -11.10     -37.23      -11.40

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[CHART]

                                                 YEARS ENDED DECEMBER 31:

                                   1994*             1995            1996           1997
                                  -------           ------         -------        --------
Net Asset Value Per Share . . .   $13.99            $8.91           $8.81          $8.83
Market Value Per Share  . . . .   $11.25            $9.13           $9.50          $8.38
Premium/(Discount)  . . . . . .    -19.6%             2.5%            7.8%          -5.1%
Capital Gains Distributions . .    $0.17               --              --             --
Fund Total Return (2) . . . . .     0.72%          -36.31%          -1.12%          0.23%
Index Total Return (3)  . . . .    -7.88%          -31.53%          -6.49%          6.43%

(1)  Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index including the equity shares of 100 companies from the "Specified" and the "Non-specified" list of the 5 major stock exchanges, namely, Bombay, Calcutta, Delhi, Ahmedabad and Madras. Prior to fiscal year 1997, the Fund used the Bombay Stock Exchange Sensitive Index as its benchmark for performance purposes. Beginning in 1997, the Fund is using the Bombay Stock Exchange National Index for the purpose of performance comparisons. This index more closely represents the investment strategy of the Fund.
*    The Fund commenced operations on February 25, 1994.

MORGAN STANLEY INDIA INVESTMENT FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS DIVERSIFICATION


                                      [CHART]


                  Fixed Income Securities                 0.2%
                  Equity Securities                      97.8%
                  Short-Term Investments                  2.0%

--------------------------------------------------------------------------------
SECTORS (UNAUDITED)



                                      [CHART]


                  Other                                  13.7%
                  Transportation - Road & Rail            7.4%
                  Machinery & Engineering                 4.7%
                  Health & Personal Care                  9.4%
                  Financial Services                      8.0%
                  Automobiles                            15.9%
                  Banking                                 5.5%
                  Broadcasting & Publishing               2.3%
                  Chemicals                               3.9%
                  Electronic Components & Instruments     7.4%
                  Energy Equipment & Services            21.8%


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                               PERCENT OF
                                               NET ASSETS
                                               ----------
1.   Bharat Heavy Electricals Ltd.                20.5%
2.   Housing Development Finance Corp. Ltd.        7.9
3.   Container Corp of India                       7.4
4.   Infosys Technology Ltd.                       6.2
5.   State Bank of India Ltd.                      4.5
6.   Hero Honda Ltd.                               3.3
7.   Smithkline Beecham Pharmaceutical Ltd.        2.1
8.   Punjab Tractors Ltd.                          2.0
9.   ITC Ltd.                                      2.0
10.  Hoechst Schering Agrevo Ltd.                  1.9
                                                  57.8%

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DECEMBER 31, 1997

                                                                          VALUE
                                                           SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.9%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (1.7%)
(a,b)  Bharat Pipes & Fittings Ltd.                           150    U.S.$    --@
       Blow Plast Ltd.                                    434,600            377
       Phillips India Ltd.                                692,150          1,148
       Punjab Anand Lamp Industries Ltd.                  227,000            153
       Supreme Industries Ltd.                            782,900          3,635
       VIP Industries Ltd.                                161,900            103
                                                                     -----------
                                                                           5,416
                                                                     -----------
--------------------------------------------------------------------------------
AUTOMOBILES (15.9%)
       Apollo Tyres Ltd.                                  491,775            997
(a,b)  Apollo Tyres Ltd. (Rights)                             159             --
(a,b)  Apollo Tyres Ltd. (Warrants), expiring 2/28/98     141,846              4
       Ashok Leyland Ltd.                                   4,900              5
       Autolec Industries Ltd.                                 45             --@
  (a)  Autolite Ltd.                                      132,670             89
       Baja Auto Ltd.                                      19,900            307
       Bajaj Tempo Ltd.                                     4,131             25
(a,b)  Bajaj Tempo Ltd. (Rights)                              851              3
       Castrol (India) Ltd.                               231,540          4,400
       Ceat Ltd.                                          833,547            500
       Denso India Ltd.                                   647,900            777
       Elgi Tyres & Tread Ltd.                            273,400          2,270
       Engine Values Ltd.                                 185,700            905
       Escorts Ltd.                                           150             --@
       GKN Invel Transmissions Ltd.                           100             --@
       Hero Honda Ltd.                                    435,785         10,258
  (a)  LML Ltd.                                             1,200              3
       Lumax Automatic Parts Industries Ltd.              441,200            605
  (a)  Modi Rubber Ltd.                                       100             --@
       Motherson Sumi Systems Ltd.                        335,907            366
(a,b)  Motherson Sumi Systems Ltd. (Rights)                    40              -
       Motor Industries Co., Ltd.                          20,497          2,588
       MRF Ltd.                                           109,280          5,389
       O.E.N. Connectors Ltd.                              59,726             62
(a,b)  Patheja Bros Forgings and Stamp Ltd.               450,000            222
  (a)  Patheja Forgings and Auto Ltd.                     325,000             54
       Premier Instruments Ltd.                           245,987            653
       Punjab Tractors Ltd.                               368,420          6,398
(b)    Rane Brakes and Lining Ltd.                          7,500             31
       Rane Madras Ltd.                                   213,100            555
       Rico Auto Industries Ltd.                          221,000            423
       S.K.F. Bearings Ltd.                                52,358          1,674
       Subros Auto Ltd.                                   159,395            390
(a,b)  Sundaram Brake Ltd.                                  2,850              9
       Sundaram Fasteners Ltd.                            481,000          5,608
       Tata Engineering & Locomotive Ltd.                  22,852            173
       TVS Suzuki Ltd.                                    376,550          4,260
       VST Tillers & Tractors Ltd.                        173,000            139
                                                                     -----------
                                                                          50,142
                                                                     -----------
                                                                          VALUE
                                                           SHARES         (000)
--------------------------------------------------------------------------------
BANKING (5.5%)
       Federal Bank Ltd.                                      100    U.S.$    --@
       HDFC Bank Ltd.                                   1,558,700          3,102
       State Bank of India Ltd.                         2,274,870         14,102
                                                                     -----------
                                                                          17,204
                                                                     -----------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (2.0%)
  (a)  ITC Ltd.                                           401,441          6,334
       McDowell & Co., Ltd.                                   300             --@
                                                                     -----------
                                                                           6,334
                                                                     -----------
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (2.3%)
       Cosmo Films Ltd.                                   109,900             39
       Navneet Publications Ltd.                          233,100            491
(a,b)  New Delhi Television Ltd.                          333,300            689
       Tata Donnelley Ltd.                                293,250          1,653
       Zee Telefilms Ltd.                               1,859,600          4,459
                                                                     -----------
                                                                           7,331
                                                                     -----------
--------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (0.5%)
       Associated Cement Co. Ltd.                              36              1
  (a)  Bell Ceramics Ltd.                                 524,750             71
  (a)  Gujarat Sidhee Cement Ltd.                       2,199,400            225
       Hindustan Sanitaryware and Industries Ltd.          70,000            152
       ITW Signode India Ltd.                             574,950          1,118
       Murudeshwar Ceramics Ltd.                          346,300             93
  (a)  Shree Cements Ltd.                                      50             --@
                                                                     -----------
                                                                           1,660
                                                                     -----------
--------------------------------------------------------------------------------
CHEMICALS (3.9%)
  (b)  Ciba Specialty Chemicals (India) Ltd.              165,485             --@
       Colour Chem Ltd.                                    52,602          3,355
       Hoechst Schering Agrevo Ltd.                       374,880          5,929
       ICI India Ltd.                                     484,400          2,181
  (a)  Indian Organic Chemical Ltd.                       426,050             65
       Indian Petro Chemical Corp. Ltd.                       200             --@
       ITC Agrotech Co., Ltd.                                 100             --@
       Jaysynth Dyechem Ltd.                              340,500             89
       MSL Industries Ltd.                                 48,800             27
       Reliance Industries Ltd.                            48,152            203
       Sudarshan Chemicals Ltd.                           258,877            360
                                                                     -----------
                                                                          12,209
                                                                     -----------
--------------------------------------------------------------------------------
CONSTRUCTION & HOUSING (0.1%)
       Hindustan Construction Co.                         350,000            116
       Nagarjuna Construction Ltd.                        253,600            107
(a,b)  Nagarjuna Construction Ltd. - New                   97,500             34
                                                                     -----------
                                                                             257
                                                                     -----------
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (0.2%)
       Asian Electronics Ltd.                             211,600            486
       BPL Ltd.                                               100             --@
                                                                     -----------
                                                                             486
                                                                     -----------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                                                          VALUE
                                                           SHARES         (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS (7.4%)
       Datar Switchgear Ltd.                              275,900    U.S.$   229
  (a)  Fujitsu ICIM Ltd.                                  655,215            179
       Infosys Technology Ltd.                            619,100         19,469
       Mastek Ltd.                                        171,400            962
       Modi Xerox Ltd.                                  1,127,500          2,244
       Rolta India Ltd.                                     5,000              2
       S&S Power Switchgear Ltd.                          226,055             94
       Samtel Colour Ltd.                                 756,950            186
(a,b)  VHEL Industries Ltd.                                   100             --@
                                                                     -----------
                                                                          23,365
                                                                     -----------
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (21.8%)
       Bharat Heavy Electricals Ltd.                    7,157,600         64,628
       Crompton Greaves Ltd.                              627,380            476
       Jyoti Structure Ltd.                               167,750            356
       KEC International Ltd.                             536,857            370
       Kirloskar Oil Engine Ltd.                          380,440            282
  (a)  Modern Malleables Ltd. - New                       420,000             26
       Shiram Honda Power Equipment Ltd.                  353,630          2,476
       Uniflex Cables Ltd.                                287,400             58
                                                                     -----------
                                                                          68,672
                                                                     -----------
--------------------------------------------------------------------------------
ENERGY SOURCES (0.0%)
  (a)  Renewable Energy Ltd.                              247,800             85
                                                                     -----------
--------------------------------------------------------------------------------
FINANCIAL SERVICES (8.0%)
       Canfin Homes Ltd.                                  922,050            306
       Housing Development Finance Corp. Ltd.             317,382         24,917
       ICICI Ltd. - New                                       980              2
       Industrial Finance Corp. (India) Ltd.                3,400              3
  (a)  UTI Master Gain                                    367,500            101
       UTI MasterShares Ltd.                               11,755              4
                                                                     -----------
                                                                          25,333
                                                                     -----------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (0.6%)
  (a)  American Dry Fruits Ltd.                           536,000             67
  (a)  Aruna Sugars & Enterprises Ltd.                         50             --@
       Dhampur Sugar Mills Ltd.                            67,500             98
       Smithkline Beecham Consumer Health Care Ltd.        84,120            702
       Thiru Arooran Sugars Ltd.                          469,313            749
  (a)  Umred Agro Complex Ltd.                            124,500              2
       Western Hatcheries Ltd.                            237,933            130
                                                                     -----------
                                                                           1,748
                                                                     -----------
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.4%)
       Ballarpur Industries Ltd.                          602,842            369
       Paper Products Ltd. - New                          299,900            562
       Pudumjee Ltd.                                      221,600            211
       Tamilnadu Newsprint and Paper Ltd.                 385,000            226
                                                                     -----------
                                                                           1,368
                                                                     -----------
--------------------------------------------------------------------------------
                                                                          VALUE
                                                           SHARES         (000)
--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (9.4%)
       Cheminor Drugs Ltd.                                243,650    U.S.$   783
  (b)  Cipla Ltd.                                         318,050          5,132
       Clariant (India) Ltd.                               67,000            323
       E. Merck (India) Ltd.                              406,275          2,182
       Godrej Soaps Ltd.                                  573,850            500
       Hindustan Lever Ltd.                                   292             10
  (a)  Hoechst Marion Roussel India Ltd.                  585,200          5,031
       Indian Shaving Products Ltd.                           600              9
       Lakme Ltd.                                         540,830          3,949
       Marico Industries Ltd.                             283,200          1,864
       Pfizer Ltd.                                          2,510             26
  (a)  Rhone Poulenc (India) Ltd.                             100              1
       Searle (India) Ltd.                                300,000            321
       Smithkline Beecham Pharmaceutical Ltd.             490,695          6,691
       Sun Pharmaceutical Industries Ltd.                 443,800          2,539
  (a)  TTK Biomed Ltd.                                    143,700             39
       Unichem Labs Ltd.                                  162,700            369
                                                                     -----------
                                                                          29,769
                                                                     -----------
--------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS (0.7%)
       Carborundum Universal Ltd.                         493,300            999
       Chicago Pneumatic India Ltd.                       324,940          1,150
                                                                     -----------
                                                                           2,149
                                                                     -----------
--------------------------------------------------------------------------------
LEISURE & TOURISM (0.2%)
       Indian Hotels Co., Ltd.                                 50              1
       ITC Hotels Ltd.                                    251,725            642
                                                                     -----------
                                                                             643
                                                                     -----------
--------------------------------------------------------------------------------
MACHINERY & ENGINEERING (4.7%)
       Advani-Oerlikon Ltd.                               450,027            299
       Ahmednagar Forgings Ltd.                           166,000             72
       Baharat Earth Movers Ltd.                          268,400            510
       Elgi Equipments Ltd.                               107,850            603
       Esab India Ltd.                                    564,850          1,563
       Graphite India Ltd.                                271,200            181
(a,b)  Indian Seamless Metal Tubes Ltd.                   530,600            206
       Kabra Extrusion Technik Ltd.                       152,600             84
       Kirloskar Cummins Ltd.                             307,090          3,721
       Lakshmi Machine Works Ltd.                          18,788          1,007
  (a)  Lakshmi Synthetic Machinery Ltd.                   152,400            170
       M.M. Forgings Ltd.                                     200             --@
       Praj Industries Ltd.                               221,600            237
       RevathiCP Equipment Ltd.                           298,600          2,657
  (a)  Siemens Ltd.                                            25             --@
       Thermax Ltd.                                       444,100          1,971
       Wartsila Diesel Ltd.                               391,500          1,553
                                                                     -----------
                                                                          14,834
                                                                     -----------
--------------------------------------------------------------------------------
METALS -- NON-FERROUS (0.1%)
  (a)  Pennar Aluminum Co., Ltd.                        1,632,800            171
                                                                     -----------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                                                          VALUE
                                                           SHARES         (000)
--------------------------------------------------------------------------------
METALS -- STEEL (0.5%)
       India Seamless Steel & Alloy Ltd.                  897,100    U.S.$    57
       Isibars Ltd.                                       500,000            202
  (a)  Panchmahal Steels Ltd.                             197,700             39
  (a)  Shri Ishar Alloy Steels Ltd.                       369,500             25
       Steel Authority of India Ltd.                    3,000,000            746
       Steel Authority of India Ltd. GDR                  150,000            488
       Tata Iron & Steel Co., Ltd.                            400              1
       Tata SSL Ltd. - New                                 76,350             27
       Uttam Galva Steels Ltd.                            436,250             70
                                                                     -----------
                                                                           1,655
                                                                     -----------
--------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (0.7%)
       Essel Packaging Ltd.                               368,100          1,066
  (a)  Flex Industries Ltd.                                    50             --@
       Garware Plastics & Polyester Ltd.                  397,789            211
  (a)  Su-Raj Diamonds Ltd.                                   100             --@
       Titan Industries Ltd.                              543,985            919
                                                                     -----------
                                                                           2,196
                                                                     -----------
--------------------------------------------------------------------------------
MULTI-INDUSTRY (1.1%)
       Birla VXL Ltd.                                         100             --@
(a,b)  Delta International                                570,000             62
       JK Corp Ltd.                                           230             --@
       Larsen & Toubro Ltd.                                 1,295              7
  (b)  Novartis India Ltd.                                376,650          3,596
                                                                     -----------
                                                                           3,665
                                                                     -----------
--------------------------------------------------------------------------------
RECREATION, OTHER CONSUMER GOODS (0.5%)
       Tube Investments of India Ltd.                     283,316            250
       Tube Investments of India Ltd. GDR                 198,133            188
       Vashishti Detergents Ltd.                        1,062,267          1,050
                                                                     -----------
                                                                           1,488
                                                                     -----------
--------------------------------------------------------------------------------
RETAIL -- GENERAL (0.0%)
  (a)  Timex Watches Ltd.                                  67,000             47
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.1%)
  (a)  Indian Telephone Industries Ltd.                     1,700             --@
       Mahanagar Telephone Nigam Ltd.                      21,700            143
       Punjab Wire Ltd.                                       200             --@
                                                                     -----------
                                                                             143
                                                                     -----------
--------------------------------------------------------------------------------
TEXTILES & APPAREL (2.2%)
(a,b)  Bata India Ltd.                                    395,602          1,695
       Coates of India Ltd.                               238,150            626
       Coates of Viyella India Ltd.                       131,300            167
  (b)  Coates of Viyella India Ltd. - New                 300,000            369
  (b)  Coates of Viyella India Ltd. (Rights)                   30             --@
  (a)  Cosmos Leather Exports Ltd.                        325,000              4
  (a)  DCL Polyesters Ltd.                                899,600             80
       G.T.N. Textiles Ltd.                               257,500            266
       Indo Rama Synthetics Ltd.                        2,278,040            784
  (a)  J.K. Synthetics Ltd.                             2,091,958             85
       Mahavir Spinning Mills Ltd.                        491,000            620
--------------------------------------------------------------------------------

                                                                          VALUE
                                                           SHARES         (000)
--------------------------------------------------------------------------------
       Maral Overseas Ltd.                                650,600    U.S.$   357
       PSM Spg Mills Ltd.                                     200             --@
       Raymond Ltd.                                           325              1
       Raymond Ltd. GDR                                    10,000             28
       Raymond Ltd. GDR                                    42,000            116
  (a)  Sanotgen Exports Ltd.                                  100             --@
       Shree Rajasthan Syntex Ltd.                            150             --@
  (a)  SIV Industries Ltd. GDR                            313,500            125
       SRF Ltd.                                           665,119            358
       Super Spinning Mills Ltd.                          200,357            273
       Vardhaman Polytex Ltd.                             282,200            252
       Vardhaman Spinning & General Mills Ltd.            373,500            667
  (a)  Viral Syntex Ltd.                                  209,200             20
       Woolworth India Ltd.                                 1,100              1
                                                                     -----------
                                                                           6,894
                                                                     -----------
--------------------------------------------------------------------------------
TRANSPORTATION -- ROAD & RAIL (7.4%)
       Container Corp. of India Ltd.                    2,185,600         23,417
                                                                     -----------
--------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (0.0%)
       Andhra Valley Power Supply Co., Ltd.                    95             --@
       Tata Hydro Electric Power Supply Co. Ltd.               50             --@
                                                                     -----------
                                                                              --@
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$377,068)                                                    308,681
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.2%)
--------------------------------------------------------------------------------
METALS -- STEEL (0.0%)
(a,b)  Tata SSL Ltd. - New 14.00%
          12/6/02                              INR             14             13
                                                                     -----------
--------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (0.2%)
  (b)  Garware Plastics & Polyester Ltd.
          16.00% 5/1/05                                       277            599
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES
  (Cost U.S.$899)                                                            612
                                                                     -----------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                                           FACE
                                                         AMOUNT           VALUE
                                                          (000)           (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.1%)
  Chase Securities, Inc., 5.95%,
    dated 12/31/97, due 1/2/98,
    to be repurchased at U.S.$409,
    collateralized by U.S.$415,
    United States Treasury Notes,
    5.625%, due 2/15/06, valued
    at U.S.$419
  (Cost U.S.$409)                                 U.S.$     409   U.S.$     409
                                                                  -------------
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (1.8%)
    Indian Rupee (Cost U.S.$5,879)                INR   226,066           5,767
                                                                  -------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (Cost U.S.$384,255)                                                   315,469
                                                                  -------------
-------------------------------------------------------------------------------
OTHER ASSETS (1.9%)
  Receivable for Investments Sold               U.S.$   4,945
  Dividends Receivable                                    390
  Foreign Withholding Tax
    Reclaim Receivable                                    652
  Share Application Money                                  27
  Deferred Organization Costs                              15
  Other Assets                                             34             6,063
                                                                  -------------
-------------------------------------------------------------------------------
LIABILITIES (-1.9%)
  Payable For:
    Investments Purchased                              (4,895)
    Custodian Fees                                       (596)
    Investment Advisory Fees                             (293)
    Professional Fees                                     (93)
    Shareholder Reporting Expenses                        (80)
    Director's Fees and Expenses                          (33)
    Administrative Fees                                   (32)
    Bank Overdraft                                         (1)
  Other Liabilities                                        (63)          (6,086)
                                                                  -------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 35,707,092, issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                               U.S.$ 315,446
                                                                  -------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$    8.83
                                                                  -------------
-------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
  Common Stock                                                    U.S.$     357
  Capital Surplus                                                       489,541
  Accumulated Net Investment Loss                                          (214)
  Accumulated Net Realized Loss                                        (105,453)
  Unrealized Depreciation on Investments
    and Foreign Currency Translations                                   (68,785)
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  U.S.$ 315,446
                                                                  -------------
-------------------------------------------------------------------------------

 (a)  -- Non-income producing
 (b) -- Security valued at fair value - see note A-1 to financial statements. @ -- Value is less than U.S.$500.
144A  -- Certain conditions for public sale may exist.
 GDR  -- Global Depositary Receipt
 INR  -- Indian Rupee

December 31, 1997 exchange rate -- Indian Rupee (INR) 39.200 = U.S. $1.00.


   The accompanying notes are an integral part of these financial statements.

                                                                                  YEAR ENDED
                                                                              DECEMBER 31, 1997
STATEMENT OF OPERATIONS                                                              (000)
-----------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$      4,998
   Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  151
   Less: Foreign Taxes Withheld  . . . . . . . . . . . . . . . . . . . . .                 (129)
-----------------------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . .                5,020
-----------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . .                4,052
   Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,547
   Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . .                  407
   Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . .                  159
   Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .                  124
   Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . .                  123
   Annual Meeting and Proxy Expenses . . . . . . . . . . . . . . . . . . .                   53
   Sub-Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . .                   25
   Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . .                   18
   Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   89
-----------------------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .                7,597
-----------------------------------------------------------------------------------------------
         Net Investment Loss . . . . . . . . . . . . . . . . . . . . . . .               (2,577)
-----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . .              (49,022)
   Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . .                 (662)
-----------------------------------------------------------------------------------------------
      Net Realized Loss  . . . . . . . . . . . . . . . . . . . . . . . . .              (49,684)
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . .               52,995
   Appreciation on Foreign Currency Translations . . . . . . . . . . . . .                  289
-----------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . .               53,284
-----------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . .                3,600
-----------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . .     U.S.$      1,023
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                                                               YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31, 1997  DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                               (000)              (000)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Loss . . . . . . . . . . . . . . . . .     U.S.$    (2,577)   U.S.$   (2,958)
   Net Realized Loss . . . . . . . . . . . . . . . . . .             (49,684)           (29,796)
   Change in Unrealized Appreciation/Depreciation. . . .              53,284             29,132
-----------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations . . . . . . . . . . . . . . . . . .               1,023             (3,622)
-----------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period . . . . . . . . . . . . . . . . .             314,423            318,045
-----------------------------------------------------------------------------------------------
   End of Period (including accumulated net investment
     loss of U.S.$214 and U.S.$47, respectively.). . . .     U.S.$   315,446    U.S.$   314,423
-----------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,              PERIOD FROM
                                                           ------------------------------------------------  FEBRUARY 25, 1994* TO
SELECTED PER SHARE DATA AND RATIOS:                            1997             1996             1995          DECEMBER 31, 1994
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period . . . . . . . . . .   U.S.$   8.81     U.S.$    8.91    U.S.$   13.99      U.S.$   14.10
----------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . . . . . . .              -                 -                -              (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . . . . . . .          (0.07)            (0.08)           (0.16)              0.04
Net Realized and Unrealized Gain (Loss) on Investments .           0.09             (0.02)           (4.92)              0.05
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations . . . . . . . . .           0.02             (0.10)           (5.08)              0.09
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Realized Gain . . . . . . . . . . . . . . . . . .              -                 -                -              (0.09)
   In Excess of Net Realized Gain. . . . . . . . . . . .              -                 -                -              (0.08)
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions. . . . . . . . . . . . . . . .              -                 -                -              (0.17)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . .  U.S.$    8.83     U.S.$    8.81    U.S.$    8.91      U.S.$   13.99
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . . . . . . .  U.S.$    8.38     U.S.$    9.50    U.S.$    9.13      U.S.$   11.25
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value. . . . . . . . . . . . . . . . . . . . .         (11.84)%            4.11%          (18.89)%           (19.01)%
   Net Asset Value (1) . . . . . . . . . . . . . . . . .           0.23%            (1.12)%         (36.31)%             0.72%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Thousands)  . . . . . . . . .  U.S.$ 315,446     U.S.$ 314,423    U.S.$ 318,045      U.S.$ 499,481
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . . . . . . . .           2.06%             2.10%            3.16%              1.61%**
Ratio of Net Investment Income to Average Net Assets . .          (0.70)%           (0.85)%          (1.48)%             0.33%**
Portfolio Turnover Rate. . . . . . . . . . . . . . . . .             25%               28%              28%                19%

Average Commission Rate (2):
Per Share. . . . . . . . . . . . . . . . . . . . . . . .  U.S.$  0.0268     U.S.$  0.0476              N/A               N/A
As a Percentage of Trade Amount  . . . . . . . . . . . .           0.66%             0.82%             N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.


   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
-------------------------------------------------------------------------------
     The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends up to May 31, 1997. Subsequent to that date, the Indian Government has withdrawn the withholding tax on dividends. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%. A portion of Foreign Withholding Tax Reclaim Receivable at December 31, 1997 relates to taxes that will be refunded to the Fund upon the filing of the Fund's Indian tax return for the fiscal year ending March 31, 1998.

     In Mauritius, the Fund is liable for income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. As of the date of these financial statements, no provision for Mauritius taxes is considered necessary as a result of net investment losses incurred by the Fund.

     The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into
     forward foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying
     instruments, however, any loss is limited to the amount of the   original
     investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses, gains on certain securities of corporations designated as "passive foreign investment companies" and the timing of the recognition of losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected. For the year ended December 31, 1997, the Fund incurred international custodian fees of $2,516,000, of which $595,000 was payable to the International Custodian at December 31, 1997.

E. During the year ended December 31, 1997, the Fund made purchases and sales totaling $86,947,000 and $88,447,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1997, the U.S. Federal income tax cost basis of securities was $378,761,000, and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $69,059,000, of which $86,708,000 related to appreciated securities and $155,767,000 related to depreciated securities. At December 31, 1997, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $96,874,000 available to offset future capital gains of which $19,397,000 will expire on December 31, 2003, $31,596,000 will expire on December 31, 2004 and $45,881,000 will expire on December 31, 2005. To the extent that capital gains are offset, such gains will not be distributed to shareholders. For the year ended December 31, 1997, the Fund intends to elect to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October currency losses of $213,000 and post-October capital losses of $8,196,000.

F. In connection with its organization and initial public offering of shares, the Fund incurred $65,000 and $1,164,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning February 25, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

G. A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions. At December 31, 1997, the Fund owned an aggregate of approximately $18,281,000 in securities which were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, or were due from companies and/or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets at December 31, 1997. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1997 totaled $18,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Morgan Stanley India Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley India Investment Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 25, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

               Morgan Stanley India Investment Fund, Inc.
               American Stock Transfer & Trust Company
               Dividend Reinvestment and Cash Purchase Plan
               40 Wall Street
               New York, NY 10005
               1-800-278-4353